                      SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) May 13, 1998



                      UNION PACIFIC RESOURCES GROUP INC.
                      ----------------------------------
              (Exact name of registrant as specified in charter)


     Utah                          1-13916                        13-2647483
--------------------------------------------------------------------------------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)



801 Cherry Street, Fort Worth, Texas                                76102
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number including area code                   817-877-6000
                                                                    ------------


(Former name or former address, if changed since last report)

Not applicable

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Item 5.   Other Events.

     On May 13, 1998, Union Pacific Resources Group Inc. (the "Company") entered into an Underwriting Agreement with Salomon Brothers Inc, Credit Suisse First Boston Corporation, Chase Securities Inc., Goldman, Sachs & Co., ABN AMRO Incorporated, BancAmerica Robertson Stephens, NationsBanc Montgomery Securities LLC, RBC Dominion Securities Inc., Howard, Weil, Labouisse, Friedrichs Incorporated, and Petrie Parkman & Co., Inc. in connection with the issuance of the following debt securities: $200,000,000 6.50% Notes due May 15, 2005; $200,000,000 6.75% Notes due May 15, 2008; $200,000,000 7.05% Debentures due May
15, 2018 and $425,000,000 7.15% Debentures due May 15, 2028.  A copy of the
Underwriting Agreement is attached as Exhibit 1.1 and the terms agreements defining the rights of the debt security holders are attached as Exhibits 4.1 -
4.4 to this Current Report on Form 8-K, which is incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)     Exhibits

1.1  Underwriting Agreement dated May 13, 1998.

4.1  Terms Agreement for $200,000,000 6.50% Notes due May 15, 2005.

4.2  Terms Agreement for $200,000,000 6.75% Notes due May 15, 2008.

4.3  Terms Agreement for $200,000,000 7.05% Debentures due May 15, 2018.

4.4  Terms Agreement for $425,000,000 7.15% Debentures due May 15, 2028.

4.5  Form of 6.50% Note due May 15, 2005.

4.6  Form of 6.75% Note due May 15, 2008.

4.7  Form of 7.05% Debenture due May 15 2018.

4.8  Form of 7.15% Debenture due May 15, 2028.

4.9 Indenture, dated as of March 27, 1996, between Union Pacific Resources Group Inc. and Texas Committee Bank National Association as trustee (incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form 5-3, Registration No. 333-2984, dated May 23, 1996)
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                UNION PACIFIC RESOURCES GROUP INC.



                                /s/ Joseph A. LaSala, Jr.
                                ------------------------------------------------
                                By:  Joseph A. LaSala, Jr.
                                     Vice President, General Counsel and
                                     Secretary

DATED:     May 20, 1998

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                                 EXHIBIT INDEX

Exhibit                             Description
-------                             -----------

1.1                 Underwriting Agreement dated May 13, 1998.

4.1                 Terms Agreement for $200,000,000 6.50% Notes due May 15,
                    2005.

4.2                 Terms Agreement for $200,000,000 6.75% Notes due May 15,
                    2008.

4.3                 Terms Agreement for $200,000,000 7.05% Notes due May 15,
                    2018.

4.4                 Terms Agreement for $425,000,000 7.15% Notes due May 15,
                    2028.

4.5                 Form of 6.50% Note due May 15, 2005.

4.6                 Form of 6.75% Note due May 15, 2008.

4.7                 Form of 7.05% Debenture due May 15 2018.

4.8                 Form of 7.15% Debenture due May 15, 2028.

4.9 Indenture, dated as of March 27, 1996, between Union Pacific Resources Group Inc. and Texas Committee Bank National Association as trustee (incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form 5-3, Registration No. 333-2984, dated May 23, 1996)

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